                                                                    EXHIBIT 3.10

Filing Fee: $10.00

                                  STATEMENT OF
                        CANCELLATION OF REDEEMABLE SHARES
                                       OF

                              TECH INDUSTRIES, INC.

To the Secretary of State
      of the State of Rhode Island

      Pursuant to the provisions of Section 7-1.1-61 of the General Laws, 1956, as amended, the undersigned corporation submits the following statement of cancellation by redemption or purchase of redeemable shares of the corporation:

      FIRST: The name of the corporation is       TECH Industries, Inc.

      SECOND: The number of redeemable shares of the corporation cancelled through redemption or purchase is 8, itemized as follows:

Class                      Series                 Number of Shares
-----                      ------                 ----------------
Common                       --                          8

      THIRD: The aggregate number of issued shares of the corporation after giving effect to such cancellation is 392, itemized as follows:

Class                      Series                 Number of Shares
-----                      ------                 ----------------
Common                       --                         392

      FOURTH : The amount of the stated capital of the corporation after giving effect to such cancellation is $153,860

      FIFTH: The number of shares which the corporation has authority to issue after giving effect to such cancellation is 2,000, itemized as follows:

  Class                     Series                 Number of Shares
  -----                     ------                 ----------------
 Common                       --                        1,000
Preferred                     --                        1,000

Dated   February 3, 1993               TECH INDUSTRIES, INC.

                                       By __________________________________

                                                      Its ________ President

                                       and __________________________________

                                                      Its ________ Secretary

STATE OF RHODE ISLAND      )
                           )  SC.
COUNTY OF PROVIDENCE       )

At ________________ in said county on this 3rd day of February, 1993, personally appeared before me DAVID M. WANG, who, being by me first duly sworn, declared that he is the President of TECH Industries, Inc., that he signed the foregoing document as President of the corporation, and that the statements therein contained are true.

                                                    [???]
                                                -------------
                                                NOTARY PUBLIC

(NOTARIAL SEAL)

FILING FEE $30.00

                State of Rhode Island and Providence Plantations

                              ARTICLES OF AMENDMENT
                                     TO THE
                            ARTICLES OF INCORPORATION
                                       OF
                              TECH INDUSTRIES, INC.

      Pursuant to the provisions of Section 7-1.1-56 of the General Laws, 1956, as amended, the undersigned corporation adopts the following Articles of Amendment to its Articles of Incorporation:

      FIRST: The name of the corporation is Tech Industries, Inc.

      SECOND: The shareholders of the corporation on December 7, 1992, in the manner prescribed by Chapter 7-1.1 of the General Laws, 1956, as amended, adopted the following amendment(s) to the Articles of Incorporation:

                             [Insert Amendment (s) ]

                   SEE CONTINUATION PAGES IA AND 2A ATTACHED.

      THIRD: The number of shares of the corporation outstanding at the time of such adoption was 392; and the number of-shares entitled to vote. thereon was 392

      FOURTH: The designation and number of outstanding shares of each class entitled to vote thereon as a class were as follows : (if inapplicable, insert "none")

Class                                     Number of Shares
-----                                     ----------------
Common                                          392

      FIFTH: The number of shares voted for such amendment was 392; and the number of shares voted against such amendment was -0-.

      SIXTH: The number of shares of each class entitled to vote thereon as a class voted for and against such amendment, respectively, was : (if inapplicable, insert "none")

                                         Number of Shares Voted
                                    --------------------------------
Class                               For                 Against None
-----                               ---                 ------------

      SEVENTH: The manner, if not set forth in such amendment, in which any exchange, reclassification, or cancellation of issued shares provided for in the amendment shall he effected, is as follows: (if no change, so state)

      Three hundred ninety-two shares of the presently issued and outstanding Common Stock shall be reclassifies as Class A Voting Common Stock.

      EIGHTH: The manner in which such amendment effects a change in the amount of stated capital, and the amount of stated capital as changed by such amendment, are as follows: (If no change, so state)

      No Change.

Dated February 3, 1993                       TECH INDUSTRIES, INC.

                                             By _______________________________

                                                         Its ________ President
                                             and ______________________________

                                                         Its ________ Secretary

                              CONTINUATION PAGE 1A
              OF ARTICLES OF AMENDMENT OF ARTICLES OF INCORPORATION
                                       OF
                              TECH INDUSTRIES, INC.

RESOLVED:   That the Corporation's Articles of Incorporation be amended to eliminate the presently authorized one thousand (1,000) shares of Preferred Stock, One Thousand Dollars ($1,000.00) par value per share.

RESOLVED:   That the Corporation's Articles of Incorporation be further amended by decreasing the number of authorized shares of the current single class of Common Stock to three hundred ninety-two (392) shares, without par value, and designating these shares as Class A Voting
            Common Stock, and by authorizing eight thousand (8,000) shares of a new Class B Non-Voting Common Stock, without par value.

RESOLVED:   That Article Fifth of the Articles of Incorporation of the
            Corporation be amended in its entirety to read as follows:

                      "ARTICLE FIFTH: The total number of shares of capital
              stock authorized, without par value, shall be eight thousand three hundred ninety-two (8,392) shares as follows: VIS:-three hundred ninety-two (392) shares of Class A Voting Common Stock, without par value, and eight thousand (8,000) shares of Class B Non-Voting Common Stock, without par value."

                  Description of Class of Stock

            1.    Voting Rights

                  Except as otherwise required by law, the Class A Voting Common
            Stock shall be the sole voting stock of the Corporation. Each share of such stock shall entitle the owner thereof to one (1) vote at all meetings of the Stockholders.

            2.    Right of First Refusal

                  (a) In the event that any holder of the Class A Voting Common
            Stock or the Class 8 Non-Voting Common Stock intends to sell or otherwise dispose of all or a portion of his holdings of such stock, other than by gift or a transfer to the heirs or legatees of such holder, such holder shall give written notice of such intent to' the Corporation at least ninety (90) days prior to the proposed sale or other disposition of such stock, which notice shall be addressed to the President of the Corporation and delivered at the offices of the Corporation and shall include the number of shares such holder intends to sell or otherwise dispose of, the person or persons to whom the proposed sale or other disposition is to be made, and the anticipated terms and conditions of the sale or other disposition. During the ninety (90) day period following receipt of such notice, the Corporation, through its President, shall have the

            CONTINUATION PAGE 2A

            right, in its sole discretion, to redeem in the aggregate not less than the total number of shares covered by such notice on the same terms and conditions as were contained in such notice. If the Corporation has not exercised its right to redeem the shares covered by such notice within such ninety (90) day period, the holder of the shares may sell or otherwise dispose of the shares covered by such notice and may execute any agreements related to or necessary for the transfer of such shares on terms and conditions which are not less favorable to the holder than the terms and conditions contained in such notice. In the event that a holder fails to comply with the requirements for written notice provided herein, the Corporation in its sole discretion shall have the right to redeem not less than all of the shares sold or otherwise disposed of by the holder for an amount equal to the consideration paid the holder for such shares which right shall commence on the date the stock certificates are presented for transfer on the Corporation's books and shall continue for the ninety (90) day period following such date.

                  (b) All capital stock redeemed by the Corporation shall be cancelled and not reissued.

                  (c) Notice of every redemption provided for herein shall be mailed at least fifteen (15) days prior to the date fixed for such redemption to the holders of record of the shares so to be redeemed at their respective addresses as the same shall appear on the books of the Corporation; no failure to mail such notice nor any defect therein nor in the mailing thereof shall affect the validity of the procedure for the redemption of any shares so to be redeemed. If such notice of redemption shall have been duly given by the Corporation and if on or before the redemption date specified therein, either (i) all of the funds necessary for redemption shall have been set aside by the Corporation, separate and apart from its other funds, in trust for the pro rata benefit of the holders of the shares so called for redemption, so as to be and continue to be available therefor; or (ii) the funds necessary for such redemption shall have been deposited by the Corporation with a bank or trust company designated in such notice, and the Corporation shall have given such bank or trust company irrevocable authorization to pay such funds to the holders of the shares so called for redemption at the redemption price therefor, then notwithstanding that any certificate for shares so called for redemption shall not have been surrendered for cancellation, all shares so called for redemption after such redemption date, and all rights with respect to such shares shall forthwith, on such redemption date, cease and terminate without interest. Any interest on funds deposited by the Corporation shall be paid to the Corporation from time to time.

                  (d) Any funds so set aside or deposited by the Corporation and unclaimed at the end of six (6) years from such redemption date shall be released or repaid to the Corporation after which the holders of the shares so called for redemption shall look only to the Corporation for payment thereof."

STATE OF RHODE ISLAND      )
                           )  SC.
COUNTY OF PROVIDENCE       )

At ________________ in said county on this 3rd day of February, 1993, personally appeared before me DAVID M. WANG, who, being by me first duly sworn, declared that he is the President of TECH Industries, Inc., that he signed the foregoing document as President of the corporation, and that the statements therein contained are true.

                                                     [???]
                                                -------------
                                                NOTARY PUBLIC

(NOTARIAL SEAL)

Filing Fee:  $10.00

                                  STATEMENT OF
                      CANCELLATION OF REDEEMABLE SHARES OF
                             Tech Industries, Inc.

To the Secretary of State
      of the State of Rhode Island

      Pursuant to the provisions of Section 7-1.1-61 of the General Laws, 1956, as amended, the undersigned corporation submits the following statement of cancellation by redemption or purchase of redeemable shares of the corporation :

      FIRST: The name of the corporation. is Tech Industries, Inc.

      SECOND: The number of redeemable shares of the corporation cancelled through redemption or purchase is 2000, itemized as follows:

         Class                      Series                 Number of Shares
         -----                      ------                 ----------------
$1000 Par Value Preferred                                         1000

      THIRD: The aggregate number of issued shares of the corporation after giving effect to such cancellation is 400, itemized as follows:

      Class                      Series                 Number of Shares
      -----                      ------                 ----------------
No Par --  Common                                                 400

      FOURTH: The amount of the stated capital of the corporation after giving effect to such cancellation is $16,000

      FIFTH: The number of shares which the corporation has authority to issue after giving effect to such cancellation is 1400, itemized as follows :

           Class                             Series                 Number of Shares
           -----                             ------                 ----------------
$1000 Par Value Preferred No Par-Common                                  1000

No Par --  Common                                                         400

Dated   January 17, 1983                 TECH INDUSTRIES, INC.

                                         By ________________________________

                                                        Its ________ President
                                         and _______________________________

                                                        Its ________ Secretary

STATE OF RHODE ISLAND      )
                           )  SC.
COUNTY OF PROVIDENCE       )

At ________________ in said county on this 17th day of January, 1983, personally appeared before me DAVID M. WANG, who, being by me first duly sworn, declared that he is the President of TECH Industries, Inc. _______________________ that he signed the foregoing document as President of the corporation, and that the statements therein contained are true.

                                                    [???]
                                                -------------
                                                NOTARY PUBLIC

(NOTARIAL SEAL)

FILING FEE $30.00

                STATE OF RHODE ISLAND AND PROVIDENCE PLANTATIONS

                              ARTICLES OF AMENDMENT
                                     TO THE
                            ARTICLES OF INCORPORATION
                                       OF

                             TECH INDUSTRIES, INC.

      Pursuant to the provisions of Section 7-1.1-56 of the General Laws, 1956, as amended, the undersigned corporation adopts the following Articles of Amendment to its Articles of Incorporation:

      FIRST: The name of the corporation is TECH INDUSTRIES, INC.

      SECOND: The shareholders of the corporation on June 15, 1982, in the manner prescribed by Chapter 7-1.1 of the General Laws, 1956, as amended, adopted the following amendment(s) to the Articles of Incorporation:

                        [Insert Amendment (s)]

            To amend Article SECOND to read as follows:

                  ARTICLE SECOND: The name of the Corporation is TECH
            INDUSTRIES, INC. (a close Corporation pursuant to Section 7-1.1-51 of the General Laws, 1956, as amended).

      THIRD: The number of shares of the corporation outstanding at the time of such adoption was 1400; and the number of shares entitled to vote thereon was 400

      FOURTH: The designation and number of outstanding shares of each class entitled to vote thereon as a class were as follows: (IF INAPPLICABLE, INSERT "NONE")

         Class                                   Number of Shares
         -----                                   ----------------
Common - no par value                                  400

      FIFTH: The number of shares voted for such amendment was 400; and the number of shares voted against such amendment was 0.

      SIXTH: The number of shares of each class entitled to vote thereon as a class voted for and against such amendment, respectively, was : (if INAPPLICABLE, INSERT "NONE")

                                                  Number of Shares Voted
                                                 ------------------------
       Class                                     For              Against
       -----                                     ---              -------
Common - no par value                            400                 0

      SEVENTH: The manner, if not set forth in such amendment, in which any exchange, reclassification, or cancellation of issued shares provided for in the amendment shall be effected, is as follows: (If no change, so state)

            No change

      EIGHTH: The manner in which such amendment effects a change in the amount of stated capital, and the amount of stated capital as changed by such amendment, are as follows: (IF NO CHANGE, SO STATE)

            No change

                                                                1;S r IN

Dated July 27, 1982                      TECH INDUSTRIES, INC.

                                         By ___________________________________

                                                         Its ________ President
                                         and __________________________________

                                                         Its ________ Secretary

STATE OF RHODE ISLAND      )
                           )  SC.
COUNTY OF PROVIDENCE       )

At ________________ in said county on this 27th day of July, 1982, personally appeared before me DAVID M. WANG, who, being by me first duly sworn, declared that he is the President of TECH Industries, Inc. _______________________ that he signed the foregoing document as President of the corporation, and that the statements therein contained are true.

                                                    [???]
                                                -------------
                                                NOTARY PUBLIC

(NOTARIAL SEAL)

FILING FEE $30.00

                STATE OF RHODE ISLAND AND PROVIDENCE PLANTATIONS

                              ARTICLES OF AMENDMENT
                                     TO THE
                            ARTICLES OF INCORPORATION
                                       OF
                              TECH INDUSTRIES, INC.

      Pursuant to the provisions of Section 7-1.1-56 of the General Laws, 1956, as amended, the undersigned corporation adopts the following Articles of Amendment to its Articles of Incorporation :

      FIRST, The name of the corporation is Tech Industries, Inc.

      SECOND: The shareholders of the corporation on ____________, 19____, in the manner prescribed by Chapter 7-1.1 of the General taws, 1956, as amended, adopted the following amendment(s) to the Articles of Incorporation:

                             [Insert Amendment (s) ]

                           Amendments Attached Hereto

RESOLVED: That effective July 1, 1979, Article FIFTH of the Articles of Association of the Corporation be amended in its entirety to read as follows:

      "ARTICLE FIFTH: The total amount of authorized capital stock of said Corporation, with par value, shall be One Million ($1,000,000) Dollars as follows: viz. Preferred Stock in the amount of One Million ($1,000,000) Dollars to be divided into One Thousand (1,000) shares of the par value of One Thousand ($1,000) Dollars each.

      The total number of shares of authorized capital stock, without par value, shall be One Thousand (1,000) shares as follows: viz. One Thousand (1,000) shares of Common Stock without par value.

DESCRIPTION OF CLASSES OF STOCK

1.    DIVIDENDS

            A. The holders of Preferred Stock, in preference to the holders of Common Stock, shall be entitled to receive, when and as declared by the Board of Directors, but only out of funds legally available for the payment of dividends, cumulative cash dividends at the annual rate of $60.00 per share, and no more, payable semi-annually on the last day of December and June in each year. Dividends on shares of Preferred Stock shall accrue and be cumulative from and after the first day of the semi-annual dividend period within which such shares are issued. Any arrearages in the payment of dividends shall not bear interest.

            B. So long as any shares of Preferred Stock are out-standing, no dividend whatsoever, whether in cash, stock or otherwise, shall be declared or paid, and no distribution made, on the Common Stock, nor shall any shares of Common Stock be acquired for a consideration by the Corporation or by any Subsidiary unless all dividends on the Preferred Stock accrued for all past semi-annual dividend periods shall have been paid and the full dividends thereon for the then current semi-annual dividend period shall have been paid or declared and a sum for the payment thereof set apart. For purposes of this section, the term "Subsidiary" shall mean any corporation of which the Corporation and/or one or more of its Subsidiaries own, directly or indirectly, more than 50% of the outstanding stock having by its terms ordinary voting power to elect a majority of the board of directors of such corporation. irrespective of whether or not at the time stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency.

      C. Subject to all the rights of the Preferred Stock, dividends may be paid upon the Common Stock as and when declared by the Board of Directors out of any funds legally available therefor.

2.LIQUIDATION

            A. In the event of the liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the holders of the Preferred Stock then outstanding shall be entitled to receive out of the assets of the Corporation, before any distribution or payment shall be made to the holders of the Common Stock, an amount equal to $1,000.00 per share, plus in respect of each such share, a sum computed at the annual rate of $60.00 from and after the date on which dividends on such share became cumulative to and including the date fixed for such payment, less the aggregate of dividends theretofore paid thereon, but computed without interest.

            B. Upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, and after the holders of the Preferred Stock shall have been paid in full, the amounts to which they shall be entitled or an amount sufficient to pay the aggregate amount to which the holders of the Preferred Stock shall be entitled shall have been deposited with a bank or trust company, in accordance with the provisions of Section 4 of this Article FIFTH, as a fund for the benefit of the holders of the Preferred Stock, the remaining net assets of the Corporation shall be distributed pro rata to the holders of the Common Stock.

3.    VOTING RIGHTS

            Except as otherwise required by law, the Common Stock shall be the sole voting stock of the Corporation. Each share of such stock shall entitle the owner thereof to One (1) vote at all meetings of the Stockholders. In the event that all of the authorized, issued and outstanding shares of Common Stock shall be redeemed by the Corporation and not reissued, the Preferred Stock shall, except as otherwise required by law, be the sole voting stock of the Corporation, and each share of such stock shall entitle the owner thereof to One
(1) vote at all meetings of the Stockholders.

4.    RIGHT OF FIRST REFUSAL

            A. In the event that any holder of the Common Stock or the Preferred Stock intends to sell or otherwise dispose of all or a portion of his holdings of such stock, other than by gift or a transfer to the heirs or legatees of such holder, such holder shall give written notice of such intent to the Corporation at least ninety (90) days prior to the proposed sale or other disposition of such stock, which notice shall be addressed to the Board of ors of the Corporation and delivered at the offices of the Corporation and shall include the number of shares such holder intends to sell or otherwise dispose of, the person or persons to whom the proposed sale or other disposition is to be made, and the anticipated terms and conditions of the sale or other disposition. During the ninety (90) day period following receipt of such notice, the Corporation, through its Board of Directors, shall have the right, in its sole discretion, to redeem in the aggregate not less than the total number of shares covered by such notice on the same terms and conditions as where contained in such notice. If the Corporation has not exercised its right to redeem the shares covered by such notice within such ninety (90) day period, the holder of the shares may sell or otherwise dispose of the shares covered by such notice and may execute any agreements related to or necessary for the transfer of such shares on terms and conditions which are not loss favorable to the holder than the terms and conditions contained in such notice. In the event that a holder fails to comply with the requirements for written notice provided herein, the Corporation in its sole discretion shall have the right to redeem not less than all of the shares sold or otherwise disposed of by the holder for an amount equal to the consideration paid the holder for such shares which right shall commence on the date the stock certificates are presented for transfer on the Corporation's books and shall continue for the ninety (90) day period following such date.

            B. All capital stock redeemed by the Corporation shall be cancelled and not reissued.

            C. Notice of every redemption provided for herein shall be mailed at least fifteen (15) days prior to the date fixed for such redemption to the holders of record of the shares so to be redeemed at their respective addresses as the same shall appear on the books of the Corporation; no failure to mail such notice nor any defect therein nor in the mailing thereof shall affect the validity of the procedure for the redemption of any shares so to be redeemed. If such notice of redemption shall have been duly given by the Corporation and if on or before the redemption date specified therein, either (i) all of the funds necessary for redemption shall have been set aside by the Corporation, separate and apart from its other funds, in trust for the pro rata benefit of the holders of the shares so called for redemption, so as to be and continue to be available therefor; or (ii) the funds necessary for such redemption shall have been deposited by the Corporation with a bank or trust company designated in such notice, and the Corporation shall have given such bank or trust company irrevocable authorization to pay such funds to the holders of the shares so called for redemption at the redemption price therefor, then notwithstanding that any certificate for shares so called for redemption shall not have been surrendered for cancellation, all shares so called for redemption after such redemption date, and all rights with respect to such shares shall forthwith, on such redemption date, cease and terminate without interest. Any interest on funds deposited by the Corporation shall be paid to the Corporation from time to time.

            D. Any funds so set aside or deposited by the Corporation and unclaimed at the end of six (6) years from such redemption date shall be released or repaid to the Corporation after which the holders of the shares so called for redemption shall look only to the Corporation for payment thereof.

      THIRD: The number of shares of the corporation outstanding at the time of such adoption was 400; and the number of shares entitled to vote thereon was 400

      FOURTH: The designation and number of outstanding shares of each class entitled to vote thereon as a class were as follows: (if inapplicable, insert "none")

Class                                    Number of Shares
-----                                    ----------------
None

      FIFTH: The number of shares voted for such amendment was 400 ; and the number of shares voted against such amendment was 0 .

      SIXTH: The number of shares of each class entitled to vote thereon as a class voted for and against such amendment, respectively, was: (if inapplicable, insert "none")

                                        Number of Shares
                                  ---------------------------
Class                             For                 Against
-----                             ---                 -------
None

      SEVENTH: The manner, if not set forth in such amendment, in which any exchange, reclassification, or cancellation of issued shares provided for in the amendment shall be effected, is as follows : (If no change, so state)

                  No Change

      EIGHTH: The manner in which such amendment effects a change in the amount of stated capital, and the amount of stated capital as changed by such amendment, are as No Change

Dated  June 7, 1979                      TECH INDUSTRIES, INC.

                                         By:  /s/ Herbert Wang
                                              ------------------

                                                 Its _________ President

                                         and  Henry Bromberg

                                                 Its_________ Secretary

STATE OF RHODE ISLAND
                         SC.
COUNTY OF PROVIDENCE

      At      Providence      in said county on this      7th      day of
      June                   , 1979, personally appeared before me Herbert
      Wang        , who, being by me first duly sworn, declared that he is the
      President          of TECH INDUSTRIES, INC.
      that he signed the foregoing document as President                of the
      corporation, and that the statements therein contained are true

                                                             /s/
                                             -----------------------------------
                                                         Notary Public
                                             E. Hans Lundsten
                                             My Commission expires June 30, 1981

(NOTARIAL SEAL)

Filing fee: $20.00

                               ARTICLES OF MERGER
                            OF DOMESTIC CORPORATIONS
                                      INTO

                             TECH INDUSTRIES, INC.

   Pursuant to the provisions of Chapter 7-1.1 of the General Laws, 1956, as amended, the undersigned corporations adopt the following Articles of Merger for the purpose of merging them into one of such corporations:

   FIRST: The following Plan of Merger was approved by the shareholders of each of the undersigned corporations in the manner prescribed by said Chapter 7-1.1:

                             (Insert Plan of Merger)

                         MERGER-JOINT PLAN AND AGREEMENT

      Joint plan and agreement of merger, made on July 1, 1970, by and between METALLIZED PRODUCTS, INC., a. State of Rhode Island corporation, hereinafter sometimes called METALLIZED, and a majority of the directors thereof, PACKAGING TECHNIQUES, INC., a State of Rhode Island corporation, hereinafter sometimes called PACKAGING, and a majority of the directors thereof, TECH INDUSTRIES, INC., a State of Rhode Island corporation, hereinafter sometimes called TECH, and a majority of the directors thereof, said corporations being hereinafter sometimes collectively called the constituent corporations:

      WITNESSETH that: Whereas, the board of directors of each of such corporations deems it advisable and generally to the welfare of such corporations and their respective stockholders that METALLIZED and PACKAGING be merged into TECH, one of the constituent corporations, under and pursuant to the provisions of the General Laws of the State of Rhode Island pertaining to corporations and partnerships, more especially Sec. 7-1.1-65 et seq., and have approved a joint plan of merger thereof; and,

      Whereas, the authorized capital stock of METALLIZED, is Five Hundred (500) shares of common stock, no par value, of which One Hundred (100) shares have been issued and of which One Hundred (100) shares are now outstanding; and

      Whereas, the authorized capital stock of PACKAGING is Six Hundred (600) shares of common stock, no par value, of which Three Hundred (300) shares have been issued and of which Two Hundred (200) shares are now outstanding; and

      Whereas, the authorized capital stock of TECH is One Thousand (1000) shares of the common stock, no par value, of which One Hundred (100) shares have been issued and are now out-standing; and

      Whereas, each of the constituent corporations has the power and authority under the laws of the State of Rhode Island to merge with each other;

      Now, therefore, it is agreed that METALLIZED and PACKAGING be and they hereby are merged into TECH, one of said constituent corporations, which shall be the surviving corporation and which shall continue to exist under the laws of the State of Rhode Island. The terms and conditions of the merger and the method and mode of carrying the same into effect and the manner and basis of converting the shares of each corporation into share or other securities of the surviving corporation as follows:

      FIRST: The surviving corporation, hereinafter called TECH shall continue under the name of TECH INDUSTRIES, INC.

      SECOND: The principal office of TECH is located at 501 Roosevelt Avenue in the city of Central Falls, in the County of Providence, in the State of Rhode Island. The name of its resident attorney is Herbert J. Abedon, whose address is 1128 Industrial Bank Building, in the City of Providence, of said State.

      THIRD: The nature of the business of TECH and the objects or purposes proposed to be transacted, promoted, or carried on by it are: Designing and consultants of and for machinery and other personal property and also for the purpose of manufacturing, buying, selling and otherwise dealing in personal property of every nature and description and doing all things incidental thereto.

      FOURTH: The total number of shares of stock which TECH is authorized to issue is One thousand (1000) shares of common stock with no par value.

      FIFTH: The minimum amount of capital with which the corporation will commence business is Sixteen Thousand ($16,000.00) Dollars,

      SIXTH: The corporation is to have perpetual existence.

      SEVENTH: The private property of the stockholders of the corporation shall not be subject to the payment of corporate debts to any extent whatever.

      EIGHTH: The number and names of the first directors and of the first officers of the corporation, who shall take office, with-out further act, upon the effective date hereof and who shall continue in office until their successors shall be elected or appointed and shall have qualified, are as follows:

                                    Directors

            Herbert Wang                       101 Exeter Street,
                                               Newton, Massachusetts

            Henry Bromberg                     352 Grotto Avenue,
                                               Providence, Rhode Island

                                    Officers

            Henry Bromberg, President          352 Grotto Avenue,
                                               Providence, Rhode Island

            Herbert Wang, Vice President       101 Exeter Street,
                                               Newton, Massachusetts

            Herbert Wang, Treasurer            101 Exeter Street,
                                               Newton, Massachusetts

            Herbert T. Abedon, Secretary       1128 Industrial Bank Bldg.
                                               Providence, Rhode Island

      Thereafter, the number of directors of the corporation shall be such as from time to time shall be fixed by, or in the manner provided in, the bylaws, but in no case shall the number be less than two. Vacancies and newly created directorships resulting from any increase in the authorized number of directors may be filled by a majority of the directors then in office, though less than a quorum. Election of directors need not be by ballot unless the bylaws so provide.

      NINTH: The business of TECH shall be managed by its board of directors which stall have power:

            (a) Without the assent or vote of the stockholders, to make, alter, amend, change, add to, or repeal the bylaws of TECH; to fix and determine and to vary the amount to be reserved as working capital; to authorize and cause to be executed mortgages and liens upon all the property of TECH, or any part thereof; to determine the use and disposition of any surplus or net profits over and above the capital stock paid in, and to fix the times for the declaration and payment of dividends.

            (b) To determine from time to time whether, and to what extent, and at what times and places, accounts and books of TECH (other than to stock ledger), or any of them shall be open to the inspection of the stockholders.

      In addition to the powers and authorities hereinbefore or by statute expressly conferred upon them, the `directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by TECH; subject, nevertheless, to the provisions of the statutes of the State of Rhode Island, of the certificate of incorporation, as amended, of TECH, and to any bylaws from time to time made by the stockholders; provided, however, that no bylaw so made shall invalidate any prior act of the directors which would have been valid if such bylaw had not been made.

      TENTH: No contract or other transaction between TECH and any other corporation, whether or not a majority of the capital stock of such other corporation shall be owned by TECH or a majority of the stock of TECH shall be owned by such other corporation, shall be affected or invalidated by reason of the fact that any one or more of the board of directors of TECH is or are interested in, or is a director or office or are directors or officers of such other corporation, and any director or directors, individually or jointly, may be a party or parties to, or may be interested in, any contract or transaction of TECH, or in which this corporation is interested; and no contract, act, or transaction of TECH with any person, persons, firm, association, corporation, or others shall be affected or invalidated by the fact that any director or directors of TECH is a party to, or are parties to, or interested in, such contract, act, or transaction, or in any way connected with such person, persons, firm, association, corporation, or others, and each and every person who may become a director of TECH is heresy relieved from any liability that might otherwise exist from contracting with TECH for the benefit of himself or any firm, association, or corporation in Which he may be in any wise interested.

      ELEVENTH: Each director and officer and each former director and officer of TECH and each person who may serve at its request as a director or officer of another corporation in which TECH, or a subsidiary of TECH, owns shares of capital stock or of which it is a creditor, shall be indemnified by TECH against the costs and expenses reasonably incurred by him in connection with any action, suit, or proceeding in which he may be involved by reason of his being or having been a director or officer of TECH or of such other corporation (whether or not he is a director or officer at the time of incurring such costs and expenses), except with respect to matters as to which any such director or officer, or former director or officer, or person shall be adjudged in such action, suit, or proceeding to be liable for negligence or misconduct in the performance of duty. In case of the settlement of any action, suit, or proceeding in which any such director or officer, or former director or officer, or person is involved by reason of his being or having been a director or officer of TECH or of such other corporation, he shall be indemnified by TECH against the costs and expenses (including any amount paid in settlement to TECH or to such other corporation, or otherwise) reasonably incurred by him in connection with such action, suit, or proceeding (whether or not he is a director or officer at the time of incurring such costs and expenses), if, and only if, the holders of a majority of the capital stock of TECH shall by vote at any annual or special meeting of stockholders, approve such settlement and the reimbursement to such director or officer of such costs and expenses. The foregoing rights of indemnification shall apply to the heirs, executors, and administrators of any such director or officer, or former director or officer, or person, and shall not be exclusive of other rights to which any such director or officer, or former director or officer, or person (or his heirs, executors, or administrators), may be entitled as a matter of law.

      TWELFTH: TECH reserves the right to amend, alter, change or repeal any provision contained in its certificate of incorporation in the manner now or hereafter prescribed by law, and all rights and powers conferred herein on stockholders, directors, and officers are subject to this reserved power.

      THIRTEENTH: The bylaws of TECH shall be the present bylaws of METALLIZED and PACKAGING, unless changed or amended as herein provided.

      FOURTEENTH: The manner of converting the shares of each of the constituent corporations, parties hereto, into share of the corporation upon consummation of the merger herein provided shall be as follows:

      Each holder of the capital stock of METALLIZED shall be and become the holder of one share of common stock of TECH for each share of capital stock of METALLIZED held.

      Each holder of the capital stock of PACKAGING shall be and become the holder of one share of common stock of TECH for each share of capital stock of PACKAGING hold.

      Each holder of common stock of TECH shall continue to hold his certificates for such stock, which shall not be converted or exchanged.

      Issued and outstanding certificates for stock of METALLIZED are hereby adopted as certificates for full paid and non-assessable shares of stock of TECH, on the foregoing basis, until the same are exchanged for new stock certificates in such manner and in such form as the board of directors of TECH may prescribe.

      Issued and outstanding certificates for stock of PACKAGING are hereby adopted as certificates for full paid and non-assessable shares of stock of TECH, on the foregoing basis, until the same are exchanged for new stock certificates in such manner and in such form as the board of directors of TECH may prescribe.

      FIFTEENTH: Upon consummation of the merger herein provided for, all and singular the rights, privileges, powers, and franchises of each of the constituent corporations, and all property, real, personal, or mixed, and all debts due to the constituent corporations on whatever account, and all other things in action belonging to each of said corporations shall be vested in the surviving corporation, TECH, without further act or deed; and all property, rights, privileges, powers, and franchises, and all and every other interest of the constituent corporation shall be thereafter as effectually the property of the surviving corporation as they were of the respective constituent corporations, and the title to any real estate, whether by deed or otherwise, vested in either of the constituent corporations, shall not revert or be in any way impaired by reason hereof; provided, however, that all rights of creditors and all liens upon any property of either of said constituent corporations shall be preserved unimpaired and all debts, liabilities, obligations, and duties of the respective constituent corporations shall thenceforth attach to TECH, which shall be responsible therefor, and may be enforced against TECH to the extent as if said debts, liabilities, obligations, and duties had been incurred or contracted by it.

      SIXTEENTH: The constituent corporations Will each from time to time execute such documents and do such other acts and things and take or cause to be taken such action as TECH may deem reasonably necessary or desirable in order to vest in and confirm to TECH title to, and possession of, the rights, privileges, property assets, and business of such constituent corporations, and other-wise to carry out the full intents and purposes of this agreement.

      SEVENTEENTH; This agreement shall be submitted to the stock-holders of each of the three constituent corporations which are parties hereto, as provided by law, and shall take effect and shall be deemed and taken to be the agreement of, and to acknowledge the merger of, said corporations, parties hereto, upon the adoption hereof by the votes or consent of the stockholders of each such corporation, representing a unanimous vote of the total number of outstanding shares of the capital stock of METALLIZED, PACKAGING and TECH, and upon the doing of such other acts and things, including the filing and recording of this joint plan and agreement of merger, as are required by the laws of the State of Rhode Island, and the filing in Rhode Island of appropriate articles of merger.

      Notwithstanding the approval and adoption hereof by votes of the stockholders of each of the constituent corporations, parties hereto, the boards of directors of such constituent corporations, if they deem such action to be advisable and in the best interests of the constituent corporations, may postpone the filing and re-cording of this agreement to such date as they may deem advisable, or may rescind and abandon this agreement.

      IN WITNESS WHEREOF, a majority of the directors of each of the constituent corporations, parties hereto, have signed and entered into this joint plan and agreement of merger under the seals of the respective constituent corporations, all as of the day and year aforesaid, and the constituent corporations have caused this joint plan and agreement of merger to be signed in their names and behalfs by their respective officers and their respective corporate seals to be hereunto affixed and to be attested by their respective secretaries or assistant secretaries.

                                         METALLIZED PRODUCTS, INC.

                                         By: /s/
                                             ----------------------------------
                                             Herbert Wang, Director

                                         By: /s/
                                             ----------------------------------
                                             Henry Bromberg, Director

                                         By: /s/
                                             ----------------------------------
                                             Herbert Wang, President

                                         By: /s/
                                             ----------------------------------
                                             Henry Bromberg, Treasurer

                                         By: /s/
                                             ----------------------------------
                                             Henry Bromberg, V. President

                                         By: /s/
                                             ----------------------------------
                                             Henry Bromberg, Secretary

Attest:

/s/
---------------------
Herbert J. Abedon,
Assistant Secretary

                                         PACKAGING TECHNIQUES, INC.

                                         By: /s/
                                             ----------------------------------
                                             Herbert Wang, Director

                                         By: /s/
                                             ----------------------------------
                                             Henry Bromberg, Director

                                         By: /s/
                                             ----------------------------------
                                             Henry Bromberg, President

                                         By: /s/
                                             ----------------------------------
                                             Herbert Wang, Treasurer

Attest:

/s/
---------------------
Herbert J. Abedon,
Assistant Secretary

                                         TECH INDUSTRIES, INC.

                                         By: /s/
                                             ----------------------------------
                                             Herbert Wang, Director

                                         By: /s/
                                             ----------------------------------
                                             Henry Bromberg, Director

                                         By: /s/
                                             ----------------------------------
                                             Henry Bromberg, President

                                         By: /s/
                                             ----------------------------------
                                             Herbert Wang, V. President

                                         By: /s/
                                             ----------------------------------
                                             Herbert Wang, Treasurer

Attest:

/s/
---------------------
Herbert J. Abedon,
Assistant Secretary

      SECOND: As to each of the undersigned corporations, (except one whose shareholders are not required to approve the agreement under Section 7-1.1-67, in which event that fact shall be set forth), the number of shares outstanding, and the designation and number of outstanding shares of each class entitled to vote as a class on such Plan, are as follows:

                                         Entitled to Vote as a Class
                             Number of   ---------------------------
                               Shares     Designation     Number of
   Name of Corporation      Outstanding     of Class        Shares
-------------------------   -----------  --------------   ----------
Metallized Products, Inc.   100 shares   Common, No Par
Packaging Techniques, Inc.  200 shares   Common, No Par
Tech Industries, Inc.       100 shares   Common, No Par

      THIRD: As to each of the undersigned corporations, the total number of shares voted for and against such Plan, respectively, and, as to each class entitled to vote thereon as a class, the number of shares of such class voted for and against such Plan, respectively, are as follows:

                                           Number of Shares
                            ----------------------------------------------
                                             Entitled to Vote as a Class
                            Total   Total   ------------------------------
                            Voted   Voted                   Voted   Voted
   Name of Corporation       For   Against      Class        For   Against
--------------------------  -----  -------  --------------  -----  -------
Metallized Products, Inc.    100      0     Common, No
                                               Par
Packaging Techniques, Inc.   200      0     Common, No
                                               Par
Tech Industries, Inc.        100      0     Common, No
                                               Par

      FOURTH: Time merger to become effective (Section 7-1.1-69): October 20,
1970

Dated                   July 1, 19__               METALLIZED PRODUCTS, INC.

TECH INDUSTRIES, INC.                              By
                                                               Herbert Wang
                                                      Its     President

By ________________________________________        and
   Henry Bromberg-President                                    Henry Bromberg
                                                      Its     Secretary

By ________________________________________        PACKAGING TECHNIQUES, INC.
   Herbert J. Abedon-Secretary

                                                   By
                                                               Henry Bromberg
                                                      Its     President

                                                   and
                                                               Herbert J. Abedon
                                                      Its     Secretary

STATE OF RHODE ISLAND
                         SC.
COUNTY OF PROVIDENCE

   At      Providence      in said county on this      1st           day of July
         , 1970, before me personally appeared before me Herbert  Wang and Henry
   Bromberg         , who, being by me first duly sworn, declared that they are the President and Secretary, respectively of Metallized Products, Inc. , that they signed the foregoing document as such Pres. And Sec'y. respectively of the corporation, and that the statements therein contained are true

                                                                   /s/
                                                              -------------
                                                              Notary Public

(NOTARIAL SEAL)

STATE OF RHODE ISLAND
                          SC.
COUNTY OF PROVIDENCE

   At      Providence       in said county on this       1st       day of
   July      , 1970, before me personally appeared before me Henry Bromberg
   and Herbert J. Abedon     , who, being by me first duly sworn, declared that
   they are the President  and Secretary, respectively of Packaging Techniques,
   Inc.   , that they signed the foregoing document as such Pres. And Sec'y.
   respectively of the corporation, and that the statements therein contained are true

                                                                 /s/
                                                            -------------
                                                            Notary Public

(NOTARIAL SEAL)

STATE OF RHODE ISLAND

COUNTY OF PROVIDENCE

      At Providence in said county on the 1st day of July 1970, before me personally appeared Henri romlerg and Herbert J. Abedon, who being by me first duly sworn, declared that they are the President and the Secretary respectively of Tech Industries, Inc., that they signed the foregoing document as such President and Secretary, respectively, of the corporation, and that the statements therein contained are true.

Notarial Seal

Filing fee: $20.00

                STATE OF RHODE ISLAND AND PROVIDENCE PLANTATIONS

                              ARTICLES OF AMENDMENT
                                     TO THE
                            ARTICLES OF INCORPORATION
                                       OF
                               TECH CLOSURES, INC.

   Pursuant to the provisions of Section 7-1.1-56 of the General Laws, 1956, as amended, the undersigned corporation adopts the following Articles of Amendment to its Articles of Incorporation:

   FIRST: The name of the corporation is Tech Closures, Inc.

   SECOND: The shareholders of the corporation on June 26, 1970 in the manner prescribed by Chapter 7-1.1 of the General Laws, 1956, as amended, adopted the following amendment(s) to the Articles of Incorporation:
                             [Insert Amendment (s)]

         ARTICLE FIRST is amended to read as follows:

         The name of the corporation shall be

            TECH INDUSTRIES, INC.

   THIRD: The number of shares of the corporation outstanding at the time of such adoption was 100 shares; and the number of shares entitled to vote thereon was

   FOURTH: The designation and number of outstanding shares of each class entitled to vote thereon as a class were as follows: (if inapplicable, Insert "none")

Class                                     Number of Shares
-----                                     ----------------
Common                                           100

   FIFTH: The number of shares voted for such amendment was 100 shares; and the number of shares voted against such amendment was none

   SIXTH: The number of shares of each class entitled to vote thereon as a class voted for and against such amendment, respectively, was: (if inapplicable, Insert "none")

                                           Number of Shares Voted
                                           -----------------------
Class                                      For             Against
-----                                      ---             -------
None

   SEVENTH: The manner, if not set forth in such amendment, in which any exchange, reclassification, or cancellation of issued shares provided for in the amendment shall be effected, is as follows : (if no change, so state)

            None

   EIGHTH: The manner in which such amendment effects a change in the amount of stated capital, and the amount of stated capital as changed by such amendment, are as follows: (if no change, so state)

         none

Dated June 29, 1970                             TECH CLOSURES, INC.

                                                By
                                                             Henry Bromberg
                                                   Its       President

                                                and
                                                             Herbert J. Abedon
                                                   Its       Ass't Secretary

STATE OF RHODE ISLAND
                        SC.
COUNTY OF PROVIDENCE

   At Providence in said county on this 29th day of June, 1970, personally appeared before me Henry Bromberg, who, being by me first duly sworn, declared that he is the President of Tech Closures, Inc., that he signed the foregoing document as such President of the corporation, and that the statements therein contained are true.

                                                                   /s/
                                                              -------------
                                                              Notary Public

(NOTARIAL SEAL)

     (ORIGINAL AMENDMENT OF ARTICLES OF ASSOCIATION OR CHARTER OF BUSINIISS
                                 CORPORATION.)

                STATE OF RHODE ISLAND AND PROVIDENCE PLANTATIONS

                                                May 16, 1968

   WE, the undersigned officers of

Polytechnic Engineering, Inc. a corporation duly incorporated under the laws of the State of Rhode Island, HEREBY CERTIFY, that at a meeting of the stockholders of said corporation, duly called for the purpose, and held in the City of Central Falls, in said State, on the 16th day of May, A.D. 1968, the following amendment(s) to the Articles of Association (or Charter) was (or were) duly adopted by an affirmative vote of the following proportion of the stockholders of said corporation, viz: -- one hundred (100%) per cent which said vote amends the following Article (or Articles) to read as follows, viz. - "Article No. SECOND

                        The name of the corporation shall be known by the name of TECH CLOSURES, INC.

   "Article No.

   "Article No.

   "Article No.

[CORPORATE SEAL]

                                      ATTEST

                                      Henry Bromberg     President

                                      Herbert Wang       Vice President

STATE OF RHODE ISLAND,

COUNTY OF Providence

                                      In the City of Providence on this 17th day of May A.D. 1968, subscribed and sworn to before me

                                        ______________________________________
                                                     Notary Public

                                       140
                                    BUSINESS

                                    ORIGINAL

                           CERTIFICATE OF AMENDMENT OF
                           ARTICLES OF ASSOCIATION OR
                                   CHARTER OF
                          Polytechnic Engineering, Inc

                       Duly Incorporated Under the Laws of
                           the State of Rhode Island.

                           FILED IN THE OFFICE OF THE
                               SECRETARY OF STATE

MAY 21 1968

                STATE OF RHODE ISLAND AND PROVIDENCE PLANTATIONS

                        ORIGINAL ARTICLES OF ASSOCIATION

                             (BUSINESS CORPORATION)

KNOW ALL [ILLEGIBLE] BY THESE PRESENTS, That we E. HAROLD DICK and JOSEPH B. CARTY, both of the City and County of Providence, State of Rhode Island, and LLOMA E. SAUNDERS, of the Town of West Warwick, County of Kent and State of Rhode Island, all of lawful age, hereby agree to and with each other;

      FIRST. To associate ourselves together with the intention of forming a corporation under and by virtue of the powers conferred by Chapters 7-1 to 7-5 (inclusive),7-9 and 7-10 of the General Laws of Rhode Island.

      SECOND. Said corporation shall be known by the name of POLYTECHNIC ENGINEERING, INC.

      THIRD. Said corporation is formed (as permitted by Section 7-2-3 of the General Laws) for the purpose of designing, and consultants of and for machinery and other personal property and also for the purpose of manufacturing, buying, selling and otherwise dealing in personal property of every nature and description and doing all things incidental thereto.

   In addition to the foregoing, said corporation shall have the following powers and authority, viz:-(See Section 7-2-10 of the General Laws.)

  To do any lawful act which is necessary or proper to accomplish the purposes of its incorporation. Without limit or enlarging the effect of this general grant of authority, it is hereby specifically provided that every corporation shall have, power:

   (a) to have perpetual, succession in its corporate name; unless a period for its duration is limited in its articles of association or charter;

   (b) to sue and be sued in its corporate name;

   (c) to have and use a common seal, and alter the same at pleasure;

   (d) to elect such officers and appoint such agents as its business requires, and to fix their compensation and define their duties;

   (e) to make by-laws not inconsistent with the Constitution or laws of the United States or of this state, or with the corporation's charter, or articles of association determining the time and place of holding and the manner of calling; and of conducting meetings of its stockholders and directors, the manner of electing its officers and directors, the mode of voting by proxy, the number, qualifications, powers duties and term of office of its officers and directors, tie number of directors and of shares of stock necessary to constitute a quorum, which number may be less than a majority, and the method of making demand for payment of subscriptions to its capital stock, and providing for an executive committee to be elected from and by the board of directors and defining its powers and duties, and containing any other provisions, whether of the same or of a different nature, for the management of the corporation's property and the regulation and government of its affairs;

   (f) to make contracts, incur liabilities and borrow money;

   (g) to acquire, hold, sell and transfer shares of its own capital stock; provided, that no corporation shall use its funds or property for the purchase of its own shares of capital stock when such use would cause nay impairment of the capital of the corporation;

   (h) to acquire, hold, sell, assign, transfer, mortgage, pledge or otherwise dispose of any bonds, securities or evidences of indebtedness created by, or the shares of the capital stock of, any other corporation or corporations of this state or of any other state, country, nation or government, and while owner of said stock to exercise all the rights, powers and privileges of ownership including the; right to vote thereon;

   (i) to guarantee any bonds, securities or evidences of indebtedness created by or dividends on or a certain amount per share in liquidation of the capital stock of any other corporation or corporations created by this state or by any other state, country, nation or government;

   (j) to acquire, hold, use, manage, convey, lease; mortgage, pledge or otherwise dispose of within or without this state any other property, real or personal, which its purposes shall require;

   (k) to conduct business and have offices in this state and elsewhere; provided, however, that nothing in this section contained shall authorize any corporation to carry on the business of a bank, savings bank or trust company.

      FOURTH. Said corporation shall be located in Providence, Rhode Island.

      FIFTH. The TOTAL amount of authorized capital stock of said corporation, with par value, shall be _________________________ ($____________) dollars as follows, viz: Common stock in the amount of ___________________ ($____________)
dollars to be divided into ___________________ (____________) shares of the par value of ___________________ ($____________) dollars each; and Preferred stock in the amount of ___________________ ($____________) dollars, to be divided into ___________________ (____________) shares of the par value of
___________________ ($____________) dollars each.

                   (Or if capital stock is without par value)

      The TOTAL number of shares of capital stock authorized, without par value, shall be One Thousand (1000---) shares as follows, viz: -- One Thousand ----- (1000 ---) shares of Common Stock, without par value; and ___________________ (____________) shares of Preferred stock, without par value.

      If capital stock is divided into two or more classes) Description of several classes of stock, including terms on which they are created, and voting rights of each, viz:-

      The corporation shall have the right in case of sale of any stock by any stockholder to purchase said stock at the lowest price at which such stockholder is willing to sell the same before such stock may be sold to any other party; and no sale of any stock to any party other than the corporation shall be valid unless such stock shall have first been offered in writing to the corporation at the lowest price at which the holder thereof is willing to sell, and unless such offer shall have been rejected or shall not have been acted upon by the corporation within thirty (30) days after such offer is made. The Board of Directors shall have the power to accept or reject such offer on behalf of the corporation.

      Any stockholder who shall have offered his stock for sale to the corporation in accordance with the foregoing provisions may at any time within sixty (60) days after the rejection of such offer by the corporation, or if the corporation shall neither accept nor reject such offer, then within ninety (90) days after such offer shall have been received by the corporation, sell the stock so offered to the corporation to any other party, but not for a price lower than that at which such stock shall have been previously offered to the corporation and the corporation may require affidavits and other evidence, documentary or otherwise, to its satisfaction, from the stockholder and purchaser of such stock as to the price paid therefore before transferring such stock upon the books of the corporation. The Directors may in particular instances consent to any such proposed sale, but no such consent or waiver shall extend to other or subsequent instances.

        SIXTH. (If not perpetual) The period of duration of said corporation shall terminate:

_____________________________________________________.

                 (Further provisions not inconsistent with law)

      SEVENTH. To guarantee any bonds, securities or evidence of indebtedness created by or dividends on or a certain amount per share in liquidation of the capital stock of, any other corporation or corporations created by this state or by any other state, country, nation or government.

      EIGHTH.

      NINTH.

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

      IN TESTIMONY WHEREOF. We have hereunto set our hands and stated our residences this 21st day of June, A.D. 1960:

      NAME                                    RESIDENCE
                                              (No. Street, City or Town)

State of Rhode Island, in the City of Providence, County of Providence in said county this 21st day of June, A.D. 1960 then personally appeared before me E. Harold Dick, Joseph B. Carty and Lloma E. Saunders, each and all known to me and known by me to be the parties executing the foregoing instrument, and they severally acknowledged said instrument by them subscribed to be their free act and deed.

                                                         _____________________
                                                             Notary Public

                                      575
                             (BUSINESS CORPORATION)

                                    ORIGINAL

                           ARTICLES OF ASSOCIATION OF

                          POLYECHNIC ENGINEERING,.,INC

                           FILED IN THE OFFICE OF THE
                               SECRETARY OF STATE

                                  JUN 22, 1960

                                       23